UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S Fiddler’s Green Circle, Suite 200 N Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On December 2, 2004, Terrence D. Daniels resigned from the Board of Directors of the registrant. A copy of a press release issued December 7, 2004 by the registrant announcing Mr. Daniels’ resignation is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Mr. Daniels also served as a member of the Compensation Committee of the registrant.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release, dated December 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC., a Delaware corporation

	By:	/s/ John W. Grant
Date: December 7, 2004		Vice President and General Counsel